SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                         -----------------------

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2009

                   PATRIOT TRANSPORTATION HOLDING, INC.
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         (Exact name of registrant as specified in its charter)



        FLORIDA                  0-17554                  59-2924957
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(State or other             (Comission File            (I.R.S. Employer
 jurisdiction                  Number)                Identification No.)
 of incorporation)


501 Riverside Avenue
Suite 500
Jacksonville, Florida                                        32207
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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   (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)


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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                      November 30, 2009


ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

	On November 30, 2009, Patriot Transportation Holdings, Inc. (the "Company") issued a press release announcing its earnings for the fourth quarter of fiscal 2009 and for the full 2009 fiscal year. A copy of the press release is furnished as Exhibit 99.1.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits.

	99.1	Press Release dated November 30, 2009.


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                         SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  December 1, 2009		By:  /s/ John D. Milton, Jr.

      				----------------------------------------
				John D. Milton, Jr.
    			        Vice President, and Chief Financial Officer

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                       EXHIBIT INDEX


Exhibit No.
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99.1	Press Release dated November 30, 2009 issued by Patriot
        Transportation Holdings, Inc.


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